PRA Group Announces Amendment and Extension of North American and United Kingdom Credit Agreements

NORFOLK, Va., Oct 31, 2024 - PRA Group, Inc. (Nasdaq: PRAA) (the “Company”), a global leader in acquiring and collecting nonperforming loans, announced today that it amended and extended its North American Credit Agreement on October 28, 2024 and its UK Credit Agreement on October 30, 2024. The amendments extended the maturities for both credit facilities, totaling $2.3 billion of aggregate commitment amount, for five years to October 2029. Pricing remains the same as the previous agreements at an interest margin of 2.25% for the North American Credit Agreement and 2.75% for the UK Credit agreement.

"We are pleased to be able to amend and extend our North American and UK credit facilities," said Rakesh Sehgal, executive vice president and chief financial officer. “We are grateful for the support of our existing lenders and are happy to welcome the new lenders to our credit facilities. The continued support from our lenders provides us the financial flexibility as we continue to transform our business and drive future growth. We believe the cash generated from our business, the capital available under our credit facilities, and access to capital markets in both the U.S. and Europe, position us to capitalize on the strong portfolio supply environment.

About PRA Group, Inc.
As a global leader in acquiring and collecting nonperforming loans, PRA Group, Inc. returns capital to banks and other creditors to help expand financial services for consumers in the Americas, Europe and Australia. With thousands of employees worldwide, PRA Group, Inc. companies collaborate with customers to help them resolve their debt.

About Forward-Looking Statements
Statements made herein that are not historical in nature, including PRA Group, Inc.’s or its management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management’s current beliefs, estimates, assumptions and expectations of PRA Group, Inc.’s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that the Company’s expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group, Inc. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group, Inc.’s filings with the Securities and Exchange Commission, including PRA Group, Inc.’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group, Inc.’s website and contain a detailed discussion of PRA Group, Inc.’s business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group, Inc. assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group, Inc.’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Investor Contact:
Najim Mostamand, CFA
Vice President, Investor Relations
(757) 431-7913
IR@PRAGroup.com

News Media Contact:
Elizabeth Kersey
Senior Vice President, Communications and Public Policy
(757) 641-0558
Elizabeth.Kersey@PRAGroup.com